EXHIBIT 99.2

[GRAPHIC]

PRENTISS

PROPERTIES

TRUST

SUPPLEMENTAL OPERATING & FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2004

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2004 Q2	2004 Q3
Earnings Announcements	7/13	10/13
Dividend Declarations	6/9	9/8

Prentiss Properties Trust

Supplemental Information

1st Quarter 2004

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Non-Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis by City	20

Development
Summary of Land Held for Future Development	21

Other Information
Acquisition and Disposition Activity	22
Summary of Properties Owned and Managed	23
Selected Property Data	24-26
Summary of Financing	27
Return on Invested Capital/Stock Performance	28
Definitions of Non-GAAP Financial Measures	29-31

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Financial Information (1)
Assets	2,186,998	2,271,932	2,221,897	2,212,761	2,219,229
Gross Book Value of Real Estate Assets	2,139,087	2,194,683	2,151,941	2,157,195	2,155,365
Unsecured Debt	307,450	300,000	247,050	282,500	276,500
Secured Debt	810,884	813,290	847,639	864,187	866,647
Weighted Average Maturity (years) (2)	4.6	4.6	4.8	5.0	5.3
NOI	58,961	58,662	56,584	56,595	57,492
Total Property Revenues (3)	92,949	90,640	89,065	91,282	90,180
Total Property Expenses (4)	32,829	31,536	30,570	32,820	33,325
Property NOI	60,120	59,104	58,495	58,462	56,855
Property Operating Margin	64.68%	65.21%	65.68%	64.05%	63.05%
Adjusted FFO/Share (5)	$0.77	$0.77	$0.76	$0.78	$0.79
Capitalization
Total Debt (1)	1,118,334	1,113,290	1,094,689	1,146,687	1,143,147
Total Common Shares Outstanding (6)	44,313	42,696	41,733	39,161	39,094
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,437	1,475	1,488	1,491	1,495
Combined Shares and OP Units Outstanding	49,524	47,945	46,995	44,426	44,363
Share Price at Quarter End	$36.90	$32.99	$31.00	$29.99	$27.10
Equity Value of Common and Common Equivalents	1,827,436	1,581,706	1,456,845	1,332,336	1,202,237
Perpetual Preferred Equity	—	105,000	105,000	105,000	105,000
Total Market Capitalization	2,945,770	2,799,996	2,656,534	2,584,023	2,450,384
Debt/Total Market Capitalization	38.0%	39.8%	41.2%	44.4%	46.7%
Financial Ratios
Interest Coverage	3.11	2.98	2.86	2.85	3.00
Fixed Charge Coverage	2.92	2.71	2.58	2.57	2.69
Fixed Charge Coverage (including all preferred dividends)	2.65	2.47	2.35	2.35	2.45
Adjusted FFO Pay-out (6)	74.00%	73.29%	75.72%	72.08%	70.64%
FAD Pay-out	105.29%	115.81%	106.08%	97.26%	83.78%
FAD Less Dividends	(1,394)	(3,662)	(1,509)	701	4,810
ROIC - Annualized NOI / Operating Real Estate	10.89%	10.70%	10.67%	10.51%	10.65%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	10.04%	9.84%	9.90%	9.78%	9.91%
Annualized NOI / Total Assets (book value before depreciation)	9.67%	9.06%	9.23%	9.28%	9.44%
Debt / Total Assets (book value before depreciation)	45.84%	43.01%	44.65%	47.00%	46.91%
Debt / Annualized NOI	4.74	4.74	4.84	5.07	4.97
(Debt + Perpetual Preferred) / Annualized NOI	4.74	5.19	5.30	5.53	5.43

(1)	- Amounts adjusted to Prentiss Properties’ ownership percentage for unconsolidated and consolidated joint ventures.

(2)	- Excludes our line of credit.

(3)	- Includes property revenues from discontinued operations.

(4)	- Includes property expenses from discontinued operations.

(5)	- Adjusted to add back impairment on real estate.

(6)	- Includes 78,558 shares in treasury related to our deferred compensation plan.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 1

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Funds from Operations (FFO):
Net income	$16,999	$21,177	$14,218	$8,512	$15,510
Adjustments:
Real estate depreciation and amortization(1)	22,982	21,524	19,437	19,466	19,545
Minority interests(2)	496	670	448	244	513
Minority interest share of depreciation and amortization	(821)	—	—	—	—
Joint Venture share of depreciation and amortization	736	750	739	738	733
Issue costs of preferred units redeemed	(1,600)	—	—	—	—
(Gain)/loss on sale of real estate	(1,316)	(7,525)	(85)	3,764	(1,132)
FFO applicable to common and common equivalents	$37,476	$36,596	$34,757	$32,724	$35,169
Impairment losses on real estate	—	—	—	1,792	—
Adjusted FFO applicable to common and common equivalents	$37,476	$36,596	$34,757	$34,516	$35,169
Weighted average common shares, units and common shares equivalents (diluted)	48,896	47,510	45,746	44,471	44,329
Adjusted FFO per weighted average shares outstanding (diluted)	$0.77	$0.77	$0.76	$0.78	$0.79
Funds Available for Distribution (FAD):
Adjusted FFO	$37,476	$36,596	$34,757	$34,516	$35,169
Adjustments:
Straight-line rent adjustment	(2,479)	(2,438)	(1,558)	(2,063)	(1,887)
FAS 141 adjustment	10	(5)	(385)	—	—
Amortization of deferred financing fees	579	575	692	550	523
Capital expenditures	(9,246)	(11,570)	(8,697)	(7,423)	(4,152)
FAD	$26,340	$23,158	$24,809	$25,580	$29,653
Weighted average common shares, units and common shares equivalents (diluted)	48,896	47,510	45,746	44,471	44,329
Dividend per share	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared (excludes dividend on perpetual preferred)	$27,734	$26,820	$26,318	$24,879	$24,843
Payout ratio of Adjusted FFO	74.00%	73.29%	75.72%	72.08%	70.64%
Payout ratio of FAD	105.29%	115.81%	106.08%	97.26%	83.78%

(1)	- Excludes depreciation and amortization not related to real estate.

(2)	- Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 2

Calculation of NOI

(dollars in thousands)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
NOI
Net income	$16,999	$21,177	$14,218	$8,512	$15,510
Adjustments:
Interest expense and amortization of financing	17,403	18,092	18,181	18,248	17,577
Real estate depreciation and amortization	22,982	21,524	19,437	19,466	19,545
Minority interests share of depreciation and amortization	(821)
Other depreciation and amortization	129	11	124	68	81
Tax expenses	(408)	403	(240)	—	896
Minority interests applicable to common units	496	670	448	244	513
Minority interests applicable to preferred units	1,204	1,971	2,159	2,159	2,159
(Gain)/Loss on sales	(1,316)	(7,525)	(85)	3,764	(1,132)
Loss on impairment of discontinued operations	—	—	—	1,792	—
Equity in income of unconsolidated joint ventures	(578)	(622)	(595)	(712)	(626)
Net operating income of unconsolidated joint ventures	2,871	2,961	2,937	3,054	2,969

NOI	$58,961	$58,662	$56,584	$56,595	$57,492

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 3

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Assets
Operating real estate:
Land	$325,623	$325,623	$309,898	$313,621	$312,130
Buildings and improvements	1,728,823	1,727,056	1,683,543	1,684,609	1,684,276
Less: accumulated depreciation	(222,080)	(210,944)	(200,034)	(198,194)	(189,539)

	1,832,366	1,841,735	1,793,407	1,800,036	1,806,867
Construction in progress	—	—	—	—	—
Land held for development	47,462	47,202	63,699	64,185	64,179
Deferred charges and other assets, net	207,291	207,795	194,484	180,210	174,613
Notes receivable	6,440	15,904	13,354	13,354	13,354
Receivables, net	49,451	47,412	43,137	41,097	41,414
Cash and cash equivalents	11,215	5,945	9,184	7,395	9,500
Escrowed cash	13,062	11,913	11,825	12,551	12,510
Investments in securities and insurance contracts	3,395	2,579	2,239	2,301	4,379
Investments in joint ventures and unconsolidated subsidiaries	14,274	14,215	14,326	14,535	14,671
Interest rate hedges	475	1,768	—	—	—

Total assets	$2,185,431	$2,196,468	$2,145,655	$2,135,664	$2,141,487

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,034,934	$1,029,035	$1,009,596	$1,060,786	$1,056,449
Interest rate hedges	10,476	9,842	11,398	14,855	15,902
Accounts payable and other liabilities	68,039	81,741	77,316	75,896	70,090
Mandatorily redeemable preferred units	—	10,000	10,000	—	—
Distributions payable	27,742	28,986	28,483	27,043	27,008

Total liabilities	1,141,191	1,159,604	1,136,793	1,178,580	1,169,449

Minority interest in operating partnership	27,476	123,058	122,974	132,622	133,191

Minority interest in real estate partnerships	69,841	1,565	1,645	1,512	1,593

Commitments and contingencies
Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 47,505,603 and 45,772,383 (includes 3,270,975 and 3,159,089 in treasury) shares issued and outstanding at March 31, 2004 and December 31, 2003, respectively	475	458	448	441	441
Additional paid-in capital	997,537	942,644	913,625	887,300	885,761
Common shares in treasury, at cost, 3,270,975 and 3,159,089 shares at March 31, 2004 and December 31, 2003, respectively	(82,115)	(78,000)	(77,985)	(120,545)	(118,476)
Unearned compensation	(4,782)	(2,176)	(2,569)	(2,963)	(3,475)
Accumulated other comprehensive income	(9,176)	(7,198)	(10,606)	(13,879)	(15,122)
Retained earnings/(distributions in excess of earnings)	(55,016)	(43,487)	(38,670)	(27,404)	(11,875)

Total shareholders’ equity	946,923	912,241	884,243	822,950	837,254

Total liabilities and shareholders’ equity	$2,185,431	$2,196,468	$2,145,655	$2,135,664	$2,141,487

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 4

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Revenues:
Rental income	$91,224	$87,276	$85,154	$84,203	$82,908
Service business and other income	3,488	4,662	3,552	4,247	4,355

	94,712	91,938	88,706	88,450	87,263

Expenses:
Property operating and maintenance	23,060	24,626	21,448	21,163	21,068
Real estate taxes	10,135	6,394	8,254	9,733	9,895
General and administrative and personnel cost	2,585	2,613	2,747	3,232	2,396
Expenses of service business	1,649	2,914	2,478	2,902	2,219
Interest expense	16,838	17,531	17,503	17,712	17,068
Amortization of deferred financing costs	565	561	678	536	509
Depreciation and amortization	23,111	21,535	19,561	18,508	18,589

	77,943	76,174	72,669	73,786	71,744

Income from continuing operations before minority interests and equity in income of unconsolidated joint ventures	16,769	15,764	16,037	14,664	15,519
Minority interests	(1,664)	(2,625)	(2,598)	(2,576)	(2,638)
Equity in income of unconsolidated joint ventures	578	622	595	712	626

Income from continuing operations	15,683	13,761	14,034	12,800	13,507
Discontinued operations:
Income from discontinued operations including impairment losses	—	(113)	106	(717)	904
Gain/(Loss) from disposition of discontinued operations	—	—	85	(4,542)	—
Minority interest related to discontinued operations	—	4	(7)	193	(33)

	—	(109)	184	(5,066)	871
Income before gain on sale of properties	15,683	13,652	14,218	7,734	14,378
Gain on sale of real estate	1,316	7,525	—	778	1,132

Net income	16,999	21,177	14,218	8,512	15,510
Preferred dividends	(3,713)	(2,113)	(2,113)	(2,113)	(2,113)

Net income applicable to common shareholders	$13,286	$19,064	$12,105	$6,399	$13,397

Net income per common share - basic	$0.31	$0.45	$0.30	$0.16	$0.34

Weighted average number of common shares outstanding - basic	43,426	42,059	40,231	38,996	38,949

Net income per common share - diluted	$0.30	$0.45	$0.30	$0.16	$0.34

Weighted average number of common shares and common share equivalents outstanding-diluted	43,670	42,255	40,484	39,204	39,060

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 5

Joint Venture Financial Summary

As of and for the Quarter Ended March 31, 2004

(dollars in thousands)

	Unconsolidated Joint Ventures Prentiss Ownership %			Consolidated Joint Ventures Prentiss Ownership %
	Broadmoor Austin 50%	Tysons International 25%	Unconsolidated Joint Ventures Total	Prentiss Office Investors 51%	Del Mar Heights 70%	Consolidated Joint Ventures Total
Results of Operations
Rental income before straight-lin_	$2,639	$719	$3,358	$1,515	$—	$1,515
Straight-line adjustmen_	(131)	15	(116)	66	—	66
Other income	—	2	2	—	—	—

Revenues	2,508	736	3,244	1,581	—	1,581
Property operating expense	(99)	(274)	(373)	(767)	(5)	(772)
Depreciation and amortization	(532)	(204)	(736)	(855)	—	(855)
Interest expens_	(1,257)	(286)	(1,543)	—	—	—
Amortization of deferred financing cost	(10)	(4)	(14)	—	—	—

Net income	$610	$(32)	$578	$(41)	$(5)	$(46)

Add:
Depreciation	532	204	736	855	—	855

Funds from operation_	$1,142	$172	$1,314	$814	$(5)	$809

Add:
Interest expens_	1,257	286	1,543	—	—	—
Amortization of deferred financing cost	10	4	14	—	—	—

NOI	$2,409	$462	$2,871	$814	$(5)	$809

Balance Sheet Information
Real estate book value	$70,034	$24,774	$94,808	$56,325	$8,197	$64,522
Accumulated depreciation	(27,410)	(3,622)	(31,032)	(553)	—	(553)

Real estate book value after depreciation	$42,624	$21,152	$63,776	$55,772	$8,197	$63,969
Assets	$50,948	$23,782	$74,729	$72,262	$8,712	$80,974
Debt (1)	$68,470	$14,930	$83,400	$—	$—	$—
Equity	$(17,842)	$8,522	$(9,320)	$70,295	$8,149	$78,444

(1)	- All joint venture debt is non-recourse.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 6

Same Store Growth

(in thousands, except per share amounts)

		Three Months Ended March 31,
		2004	2003
Revenues:
Rental income		$84,546	$81,487
Less:
Straight-line rent adjustment		2,335	1,901
Termination fee income		4,354	651
Management and other fees, net		47	21

		77,904	78,956	-1.3%

Expenses:
Property operating and maintenance		20,713	20,190	2.6%
Real estate taxes		9,420	9,648	-2.4%

		30,133	29,838	1.0%

		47,771	49,118	-2.7%

Occupancy		91.4%	91.6%
Properties	116
Square Feet	15,800

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 7

Portfolio Analysis: Operating Properties

	Percentage of EBITDA by Location and Building Type For the Quarter Ended 3/31/04				Percentage Leased by Location and Building Type at March 31, 2004			Rentable Square Footage (000s) of Properties by Location and Building Type at March 31, 2004
	Office	Industrial	Total		Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets
Metropolitan Washington, D.C.	26.6%		26.6%		87.8%		87.8%	4,000		4,000	23.0%
Dallas / Fort Worth	16.0%		16.0%		92.3%		92.3%	3,422		3,422	19.6%
Chicago	10.8%	0.9%	11.7%		80.5%	96.2%	84.1%	2,262	682	2,944	16.9%
Austin	17.5%		17.5	%(3)	97.3%		97.3%	1,673		1,673	9.6%
San Francisco Bay Area	8.0%		8.0%		97.7%		97.7%	1,007		1,007	5.8%
San Diego	6.3%	1.6%	7.9%		97.3%	98.1%	97.5%	779	359	1,138	6.5%
Sacramento	4.8%		4.8%		87.6%		87.6%	566		566	3.2%
Other Markets
Los Angeles	0.0%	3.0%	3.0%			100.0%	100.0%		1,253	1,253	7.2%
Denver	2.1%		2.1%		87.9%		87.9%	709		709	4.1%
Houston	1.7%		1.7%		81.1%		81.1%	466		466	2.7%
Detroit	0.8%		0.8%		80.2%		80.2%	242		242	1.4%

	94.5%	5.5%	100.0%		89.6%	98.6%	90.8%	15,126	2,294	17,420	100.0%

					Percentage of Total			86.8%	13.2%	100.0%

Notes:

(1)	- Analysis relates to operating properties owned at the end of the period only.

(2)	- Jointly owned properties are included at Prentiss Properties Trust’s ownership share

(3)	- Includes $3.2 million Regus/Barton Skyway IV termination fee. Austin EBITDA is 12.7% exclusive of the Regus termination fee.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 8

Significant Tenants

March 31, 2004

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	1	7,995	3%	259	2%	5/04 (3); 2/11 (256)
Northrop Grumman Corporation	4	7,035	2%	267	2%	8/07 (61); 3/08 (168); 4/08 (38)
General Services Administration-U.S. Govt	6	6,058	2%	320	2%	1/05 (19); 1/06 (53); 2/06 (19); 2/07 (36); 4/07 (3); 6/09 (27);
						9/12 (9); 2/13 (51); 9/13 (103)
Verizon Communications	3	5,285	2%	282	2%	12/04 (101); 4/06 (172); 8/08 (9)
AT & T	2	5,265	2%	205	1%	12/05 (38); 4/06 (1); 5/09 (166)
R.R. Donnelley	2	4,959	2%	303	2%	10/04 (46); 8/11 (257)
American Management Systems	1	4,908	2%	264	2%	2/11
Aspen Systems Corporation	1	4,528	2%	208	1%	9/07 (208)
Burlington Resources	1	4,266	1%	199	1%	6/13
Americredit	1	4,165	1%	238	2%	5/11
Vignette	3	4,120	1%	205	1%	9/05 (58); 5/08 (38); 11/11 (109)
World Savings & Loan	1	3,965	1%	148	1%	12/07
Brandes Investments	1	3,808	1%	123	1%	9/11
Exxon Mobil	1	3,790	1%	205	1%	8/04
Thomson Corporation	2	3,671	1%	210	1%	5/11 (82); 7/13 (128)
Sprint Communications	4	3,480	1%	200	1%	7/04 (171); 2/05 (18); 1/06 (11)
National Union Fire Insurance (AIG)	1	3,359	1%	157	1%	2/09
HMSHost	1	3,267	1%	102	1%	12/06
CH2M Hill	2	3,230	1%	118	1%	2/05 (55); 10/10 (63)

Total:		105,730	35%	4,986	32%

Total Company		301,527		15,813

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of March 31, 2004, based upon annualized base rents. Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 9

Industry Diversification

March 31, 2004

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	51,774	17%	2,465	16%
Management / Scientific & Technical	25,468	8%	1,175	7%
Insurance Carriers	20,508	7%	1,024	6%
Broadcasting / Telecommunication	15,205	5%	753	5%
Legal Services	14,039	5%	620	4%
Other Professional - Scientific	12,935	4%	615	4%
Architectural / Engineering	12,150	4%	510	3%
Ambulatory Health Care Services	11,977	4%	454	3%
Securities, Commodity / Other	10,600	4%	428	3%
Commerical Banking	8,820	3%	459	3%
Information Services / Data Processing	8,414	3%	416	3%
Monetary Authority - Central Bank	8,302	3%	322	2%
Real Estate	7,520	2%	370	2%
Computer/Electronic Product Manufacturing	6,966	2%	380	2%
Printing & Related Support	5,899	2%	381	2%
Accounting / Tax Preparation / Payroll	5,515	2%	215	1%
Warehousing / Storage Facilities	5,314	2%	1,039	7%
Oil & Gas Extraction	4,378	1%	270	2%
Food Services / Drinking Places	4,047	1%	167	1%
Specialized Design Services	4,043	1%	215	1%
Petroleum & Coal Products	3,790	1%	205	1%
Chemical Manufacturing	3,536	1%	205	1%
Food Manufacturing	3,357	1%	236	1%
Miscellaneous Manufacturing	2,826	1%	443	3%
Executive/Legislative/Public Finance	2,825	1%	137	1%
Accommodation	2,782	1%	106	1%
Administration / Support Service	2,680	1%	138	1%
Funds, Trusts & Other Financial	2,414	1%	105	1%
Rental/Leasing Services	2,137	1%	91	1%
Publishing Industries	2,091	1%	113	1%
Housing/Urban Planning/Development	2,066	1%	112	1%
Other	27,149	9%	1,644	10%

Total:	301,527	100%	15,813	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 10

Leasing Activity Summary

For the Quarter Ended March 31, 2004

			% Leased at 12/31/03	KSF Leased at 12/31/03	KSF Expiring During Period				Sold/ Tfr Acquire	KSF Leased at 3/31/04	% Leased at 3/31/04	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent
	3/31/04					Leasing Activity(KSF) :						Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
	KSF	%				Renew	Expand	New
Office Properties
Oakland Properties	1,007	6%	98%	984	(2)	2	0	0	0	984	98%	$19.75	$15.29	$18.55	$15.89	-14%
Sacramento Properties	566	3%	93%	528	(76)	4	1	39	0	496	88%	$15.94	$14.43	$15.07	$15.30	2%
San Diego Properties	779	4%	96%	922	(24)	13	7	7	(167)	758	97%	$16.24	$16.08	$16.03	$16.73	4%
Chicago Properties	2,262	13%	80%	1,854	(33)	18	2	41	(61)	1,821	81%	$14.45	$13.79	$14.11	$14.04	0%
Austin Properties	1,673	10%	97%	1,631	(22)	6	3	10	0	1,628	97%	$14.24	$10.65	$14.24	$10.65	-25%
Dallas Properties	2,397	14%	91%	2,174	(32)	18	2	7	0	2,169	90%	$10.89	$9.08	$10.89	$8.62	-21%
Fort Worth Properties	1,025	6%	95%	969	(19)	0	21	17	0	988	96%	$11.87	$10.34	$11.91	$11.10	-7%
Northern Virginia Properties	2,737	16%	91%	2,574	(38)	13	2	12	(112)	2,451	90%	$20.91	$16.33	$19.77	$18.13	-8%
Suburban Maryland	1,263	7%	87%	1,097	(43)	0	0	8	0	1,062	84%	$17.68	$18.26	$16.31	$19.90	22%

Subtotal - Core Markets	13,709	79%	91%	12,733	(289)	74	38	141	(340)	12,357	90%	$14.95	$13.31	$14.53	$13.91	-4%

Denver Properties	709	4%	87%	621	(19)	19	0	2	0	623	88%	$11.02	$12.10	$11.00	$12.12	10%
Detroit Properties	242	1%	80%	194	0	0	0	0	0	194	80%
Houston Properties	466	3%	80%	377	(24)	15	2	8	0	378	81%	$14.35	$9.05	$14.20	$8.81	-38%

Subtotal - Other Markets	1,417	8%	84%	1,192	(43)	34	2	10	0	1,195	84%	$12.83	$10.44	$12.74	$10.32	-19%

Total - Office Properties	15,126	87%	90%	13,925	(332)	108	40	151	(340)	13,552	90%	$14.62	$12.87	$14.25	$13.36	-6%

Industrial Properties
Los Angeles Properties	1,253	7%	100%	1,253	(30)	0	0	30	0	1,253	100%	$6.94	$5.75	$6.94	$6.16	-11%
San Diego Properties	359	2%	95%	341	(34)	29	1	15	0	352	98%	$9.64	$11.57	$9.14	$12.15	33%
Chicago Properties	682	4%	100%	682	(26)	0	0	0	0	656	96%

Total - Industrial Props.	2,294	13%	99%	2,276	(90)	29	1	45	0	2,261	99%	$8.56	$9.24	$8.26	$9.75	18%

Total Properties	17,420	100%	91%	16,201	(422)	137	41	196	(340)	15,813	91%

Notes :	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space. “Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 11

Year-To-Date Renewal Analysis

For the Period Ended March 31, 2004

	Q1 2004		YTD 2004
Percentage of Tenants Retained on a Square Footage Basis	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Office	332	45%	332	45%
Industrial	90	32%	90	32%

Total	422	42%	422	42%

	Q1 2004		YTD 2004
Percentage of Tenants Retained on a Number of Leases Basis	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Office	54	61%	54	61%
Industrial	9	44%	9	44%

Total	63	59%	63	59%

Notes :	The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 12

Lease Expirations

From April 1, 2004

Office Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Southwest Office	Square Feet Expiring (000’s)	467	617	633	600	552	734	238	1,015	131	615	184
	Square Feet as a % of NRA	7%	10%	10%	10%	9%	12%	4%	16%	2%	10%	3%
	Annualized Base Rent in Expiring Year (000’s)	$8,111	$11,842	$12,758	$11,157	$9,855	$16,444	$4,005	$21,246	$2,875	$11,199	$2,777
	Annualized Base Rent PSF in Expiring Year	$17.37	$19.19	$20.15	$18.60	$17.85	$22.40	$16.83	$20.93	$21.95	$18.21	$15.09
	Number of Leases Expiring	44	51	48	52	47	32	11	11	4	6	4

Mid-Atlantic Office	Square Feet Expiring (000’s)	490	207	638	548	315	419	258	427	82	9	120
	Square Feet as a % of NRA	12%	5%	16%	14%	8%	10%	6%	11%	2%	0%	3%
	Annualized Base Rent in Expiring Year (000’s)	$10,192	$5,687	$16,582	$13,751	$8,666	$11,560	$6,655	$10,245	$2,642	$232	$3,433
	Annualized Base Rent PSF in Expiring Year	$20.80	$27.47	$25.99	$25.09	$27.51	$27.59	$25.79	$23.99	$32.22	$25.78	$28.61
	Number of Leases Expiring	27	26	40	27	18	21	12	6	2	2	5

Midwest Office	Square Feet Expiring (000’s)	109	160	209	137	114	121	79	376	178	237	295
	Square Feet as a % of NRA	4%	6%	8%	5%	5%	5%	3%	15%	7%	9%	12%
	Annualized Base Rent in Expiring Year (000’s)	$2,559	$3,273	$4,745	$3,427	$2,213	$2,786	$1,715	$9,219	$4,063	$5,142	$6,966
	Annualized Base Rent PSF in Expiring Year	$23.48	$20.46	$22.70	$25.01	$19.41	$23.02	$21.71	$24.52	$22.83	$21.70	$23.61
	Number of Leases Expiring	19	25	25	25	21	18	5	7	9	10	14

Northern California Office	Square Feet Expiring (000’s)	107	157	124	272	158	161	99	312	47	0	43
	Square Feet as a % of NRA	7%	10%	8%	17%	10%	10%	6%	20%	3%	0%	3%
	Annualized Base Rent in Expiring Year (000’s)	$2,600	$4,118	$3,393	$7,566	$4,540	$4,083	$3,302	$10,259	$1,364	$0	$1,289
	Annualized Base Rent PSF in Expiring Year	$24.30	$26.23	$27.36	$27.82	$28.73	$25.36	$33.35	$32.88	$29.02	$0.00	$29.98
	Number of Leases Expiring	23	24	14	23	12	15	4	1	1	0	2

Southern California Office	Square Feet Expiring (000’s)	112	128	110	83	112	46	31	124	0	12	0
	Square Feet as a % of NRA	14%	16%	14%	11%	14%	6%	4%	16%	0%	2%	0%
	Annualized Base Rent in Expiring Year (000’s)	$3,002	$3,407	$2,716	$2,244	$3,150	$1,395	$1,156	$4,311	$0	$469	$0
	Annualized Base Rent PSF in Expiring Year	$26.80	$26.62	$24.69	$27.04	$28.13	$30.33	$37.29	$34.77	$0.00	$39.08	$0.00
	Number of Leases Expiring	43	42	32	20	15	4	2	1	0	1	0

Total Office Properties	Square Feet Expiring (000’s)	1,285	1,269	1,714	1,640	1,251	1,481	705	2,254	438	873	642
	Square Feet as a % of NRA	8%	8%	11%	11%	8%	10%	5%	15%	3%	6%	4%
	Annualized Base Rent in Expiring Year (000’s)	$26,464	$28,327	$40,194	$38,145	$28,424	$36,268	$16,833	$55,280	$10,944	$17,042	$14,465
	Annualized Base Rent PSF in Expiring Year	$20.59	$22.32	$23.45	$23.26	$22.72	$24.49	$23.88	$24.53	$24.99	$19.52	$22.53
	Number of Leases Expiring	156	168	159	147	113	90	34	26	16	19	25

Note : “Base	Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note :	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		1st Quarter 2004
Financial data	Prentiss Properties Trust	Page 13

Lease Expirations

From April 1, 2004

Industrial Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	110	0	201	28	267	50	0	0	0	0	0
	Square Feet as a % of NRA	16%	0%	29%	4%	39%	7%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$385	$0	$703	$165	$988	$262	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$3.50	$0.00	$3.50	$5.89	$3.70	$5.24	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	0	2	2	1	1	0	0	0	0	0

Southern California Industrial	Square Feet Expiring (000’s)	336	383	114	429	185	158	0	0	0	0	0
	Square Feet as a % of NRA	21%	24%	7%	27%	11%	10%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$2,089	$3,151	$1,386	$2,962	$1,421	$1,338	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$6.22	$8.23	$12.16	$6.90	$7.68	$8.47	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	14	14	7	6	5	5	0	0	0	0	0

Total Industrial Properties	Square Feet Expiring (000’s)	446	383	315	457	452	208	0	0	0	0	0
	Square Feet as a % of NRA	19%	17%	14%	20%	20%	9%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	2,474	3,151	2,089	3,127	2,409	1,600	0	0	0	0	0
	Annualized Base Rent PSF in Expiring Year	$5.55	$8.23	$6.63	$6.84	$5.33	$7.69	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	15	14	9	8	6	6	0	0	0	0	0

Note :	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note :	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 14

Lease Expirations for the Next Four Quarters

From April 1, 2004

Office Properties

		Qtr 2 2004	Qtr 3 2004	Qtr 4 2004	Qtr 1 2005	Total
Southwest Office	Square Feet Expiring (000’s)	59	295	113	93	560
	Square Feet as a % of NRA	1%	5%	2%	1%	9%
	Annualized Base Rent in Expiring Year (000’s)	$1,245	$4,673	$2,193	$1,865	$9,976
	Annualized Base Rent PSF in Expiring Year	$21.10	$15.84	$19.41	$20.05	$17.81
	Number of Leases Expiring	10	13	21	13	57

Mid-Atlantic Office	Square Feet Expiring (000’s)	29	242	219	7	497
	Square Feet as a % of NRA	1%	6%	5%	0%	12%
	Annualized Base Rent in Expiring Year (000’s)	$678	$4,593	$4,921	$173	$10,365
	Annualized Base Rent PSF in Expiring Year	$23.38	$18.98	$22.47	$24.71	$20.86
	Number of Leases Expiring	6	9	12	5	32

Midwest Office	Square Feet Expiring (000’s)	44	56	9	45	154
	Square Feet as a % of NRA	2%	2%	0%	2%	6%
	Annualized Base Rent in Expiring Year (000’s)	$1,146	$1,203	$210	$1,161	$3,720
	Annualized Base Rent PSF in Expiring Year	$26.05	$21.48	$23.33	$25.80	$24.16
	Number of Leases Expiring	7	8	4	8	27

Northern California Office	Square Feet Expiring (000’s)	31	40	36	83	190
	Square Feet as a % of NRA	2%	3%	2%	5%	12%
	Annualized Base Rent in Expiring Year (000’s)	$636	$899	$1,065	$2,002	$4,602
	Annualized Base Rent PSF in Expiring Year	$20.52	$22.48	$29.58	$24.12	$24.22
	Number of Leases Expiring	8	4	11	8	31

Southern California Office	Square Feet Expiring (000’s)	35	29	48	30	142
	Square Feet as a % of NRA	4%	4%	6%	4%	18%
	Annualized Base Rent in Expiring Year (000’s)	$985	$795	$1,222	$784	$3,786
	Annualized Base Rent PSF in Expiring Year	$28.14	$27.41	$25.46	$26.13	$26.66
	Number of Leases Expiring	14	12	17	9	52

Total Office Properties	Square Feet Expiring (000’s)	198	662	425	258	1,543
	Square Feet as a % of NRA	1%	4%	3%	2%	10%
	Annualized Base Rent in Expiring Year (000’s)	$4,690	$12,163	$9,611	$5,985	$32,449
	Annualized Base Rent PSF in Expiring Year	$23.69	$18.37	$22.61	$23.20	$21.03
	Number of Leases Expiring	45	46	65	43	199

Note : “Base	Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estates taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note : The	above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		1st Quarter 2004
Financial data	Prentiss Properties Trust	Page 15

Lease Expirations for the Next Four Quarters

From April 1, 2004

Industrial Properties

		Qtr 2 2004	Qtr 3 2004	Qtr 4 2004	Qtr 1 2005	Total

Midwest Industrial	Square Feet Expiring (000’s)	0	0	110	0	110
	Square Feet as a % of NRA	0%	0%	16%	0%	16%
	Annualized Base Rent in Expiring Year (000’s)	$0	$0	$385	$0	$385
	Annualized Base Rent PSF in Expiring Year	$0.00	$0.00	$3.50	$0.00	$3.50
	Number of Leases Expiring	0	0	1	0	1

Southern California Industrial	Square Feet Expiring (000’s)	6	281	49	26	362
	Square Feet as a % of NRA	0%	17%	3%	2%	22%
	Annualized Base Rent in Expiring Year (000’s)	$58	$1,714	$317	$322	$2,411
	Annualized Base Rent PSF in Expiring Year	$9.67	$6.10	$6.47	$12.38	$6.66
	Number of Leases Expiring	3	8	3	3	17

Total Industrial Properties	Square Feet Expiring (000’s)	6	281	159	26	472
	Square Feet as a % of NRA	0%	12%	7%	1%	21%
	Annualized Base Rent in Expiring Year (000’s)	58	1,714	702	322	$2,796
	Annualized Base Rent PSF in Expiring Year	$9.67	$6.10	$4.42	$12.38	$5.92
	Number of Leases Expiring	3	8	4	3	18

Note :	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note : The	above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 16

Development, Leasing and

Capital Expenditures Summary

	(000s) For the Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Development (1)	$37	$4,615	$103	$386	$1,299
Re-development (2)	1,450	1,319	592	1,427	1,262

Subtotal Developments	1,487	5,934	695	1,813	2,561

Incremental Leasing Costs (3)	1,147	972	497	285	—
Incremental Capital Expenditures (4)	319	1,204	52	266	148

Subtotal Incremental	1,466	2,176	549	551	148

Non-incremental Leasing Costs (5)	7,509	10,370	8,275	6,391	3,160
Non-incremental Capital Expenditures (5)	1,737	1,200	396	1,028	991

Subtotal Non-Incremental	9,246	11,570	8,671	7,419	4,151

Total Capital Expenditures	$12,199	$19,680	$9,915	$9,783	$6,860

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker and Park West at Dulles are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition or any spaces within our operating portfolio that have been vacant for more than 12 consecutive months.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 17

Capital Expenditures Detail

For the Quarter Ended March 31, 2004

(000s)

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building (1)	Roofing	Other	Total
Office	$91	$71	$1,538	$0	$40	$1,740
Industrial	—	—	(3)	—	—	(3)

Total	$91	$71	$1,535	$0	$40	$1,737

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$267	$10	$20	$0	$22	$319
Industrial	—	—	—	—	—	—

Total	$267	$10	$20	$0	$22	$319

(1)	Negative amounts result from the reimbursement of previously capitalized expenditures.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 18

Non-Incremental Leasing Cost Analysis

For the Quarter Ended March 31, 2004

	Number of Leases	Square Feet	Average Term In Years	Weighted Average TI’s/Commissions		Straight-Lined Net Rent
				Per Sq Ft For Term	Per Sq Ft Per Year
Office
Renewals	26	108,000	3	$5.42	$1.56	$13.04
Expansions	11	34,000	7	$15.29	$2.30	$13.12
New Leases	19	72,000	6	$17.89	$2.89	$14.00

Total	56	214,000	5	$11.18	$2.29	$13.38

Industrial
Renewals	4	29,000	2	$1.67	$0.84	$11.07
Expansions	1	1,000	2	$9.46	$4.73	$7.28
New Leases	2	45,000	5	$3.37	$0.67	$8.96

Total	7	75,000	4	$2.79	$0.79	$9.75

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 19

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended March 31, 2004

				Renewals					Expansions							New Leases
	NRA KSF	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent
Property					/SF	/SF/Yr					/SF	/SF/Yr					/SF	/SF/Yr
Office Properties
Oakland Properties	1,007	1	2	3	$8.17	$2.72	$15.89	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Sacramento Properties	566	1	4	3	$5.08	$1.69	$14.36	1	1	2	$11.23	$5.62	$13.02	2	30	10	$19.56	$1.96	$16.47
San Diego Properties	779	8	13	2	$6.04	$3.02	$16.21	4	7	5	$8.06	$1.61	$17.26	3	5	4	$18.61	$4.65	$17.79
Denver Properties	709	1	19	1	$0.20	$0.20	$12.69	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Chicago Properties	2,262	3	18	4	$4.54	$1.14	$14.52	0	0	0	$0.00	$0.00	$0.00	2	5	4	$8.03	$2.01	$11.66
Detroit Properties	242	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Austin Properties	1,673	2	6	4	$7.77	$1.94	$10.30	1	3	2	$4.47	$2.24	$10.00	2	6	2	$1.60	$0.80	$13.00
Dallas Properties	2,397	3	18	5	$10.24	$2.05	$8.38	1	2	4	$9.70	$2.43	$9.33	0	0	0	$0.00	$0.00	$0.00
Fort Worth Properties	1,025	0	0	0	$0.00	$0.00	$0.00	2	18	9	$22.03	$2.45	$12.69	5	17	3	$27.60	$9.20	$9.95
Houston Properties	466	5	15	5	$10.07	$2.01	$8.59	1	1	3	$12.92	$4.31	$10.59	3	5	4	$9.45	$2.36	$8.82
Northern Virginia Properties	2,737	2	13	4	$0.18	$0.05	$20.35	1	2	5	$4.95	$0.99	$12.25	1	1	4	$3.73	$0.93	$12.88
Suburban Maryland	1,263	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	1	3	6	$12.73	$2.12	$20.88

Subtotal - Office Properties	15,126	26	108	3	$5.42	$1.56	$13.04	11	34	7	$15.29	$2.30	$13.12	19	72	6	$17.89	$2.89	$14.00

Industrial Properties
Los Angeles Properties	1,253	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	1	30	5	$2.28	$0.46	$6.16
San Diego Properties	359	4	29	2	$1.67	$0.84	$11.07	1	1	2	$9.46	$4.73	$7.28	1	15	5	$5.55	$1.11	$14.55
Chicago Properties	682	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00

Subtotal - Industrial Properties	2,294	4	29	2	$1.67	$0.84	$11.07	1	1	2	$9.46	$4.73	$7.28	2	45	5	$3.37	$0.67	$8.96

Total Properties	17,420	30	137	3				12	35	7				21	117	6

Note : Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 20

Summary of Land Held for Future Development

Quarter Ended March 31, 2004

(in thousands, except acres)

Project	Market	Acres		Buildable Square Feet	Month of Acquisition	Cost Basis(1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400		160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700		350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867		300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300		150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933		176	Apr-98	3,482	Within the Natomas Corporate Center office park.
800 Elgin Road	Chicago	see note	(2)	N/A	Aug-98	677	Adjacent to the 1800 Sherman Avenue building.
Millennium Center	Dallas/Fort Worth	4.500		89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476		265	Dec-00	11,050	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630		211	Jun-01	5,007	Located in Southwest Austin nearby Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note	(3)	200	Jul-01	1,106	Adjacent to Park West at Dulles Corner.
Del Mar Lots 10 & 11 (see note 4)	San Diego	7.400		154	Jan-02	11,710	Nearby Executive Center Del Mar and Del Mar Gateway.
Two Kaiser Plaza (see note 5)	San Francisco Bay Area	1.025		300	Dec-04	6,061	Adjacent to the Ordway in Lake Merritt Financial District.

Total Land Held for Future Development		70.231		2,355		$47,462

NOTES: In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago

(1)	- The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2)	- The company sold/exchanged its interest in the land parcel for $1.0 million in cash and will receive structured parking stalls worth approximately $3.2 million. The cost basis above represents the basis in the parking stalls.

(3)	- Not yet subdivided.

(4)	- Land was purchased through a joint venture with a local partner of which the Company has a 70% interest. Acreage, square feet and cost basis above reflect 100%.

(5)	- Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 21

Acquisition and Disposition Activity

Rolling Twelve Months Ended March 31, 2004

(in thousands)

Acquisitions	Market	No. of Buildings	Square Feet	Transaction Month	Price
410 Warrenville	Chicago	1	60	May-03	$8,700
Corporate Lakes III	Chicago	1	124	Jun-03	22,200
2291 Wood Oak Drive	Metro. Washington, DC	1	228	Aug-03	51,500
Northern San Diego Portfolio	Carlsbad, CA	7	370	Nov-03	67,000

		10	782		$149,400

Dispositions
11811 North Freeway	Houston	1	156	Jun-03	$4,500
Westheimer Central Plaza	Houston	1	183	Jun-03	11,500
Cumberland Office Park	Atlanta	9	644	Jul-03	40,100

		11	983		$56,100

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 22

Summary of Properties Owned and Managed

March 31, 2004

	Rentable Square Footage (000s)
	Owned	Managed	Total
Core Markets
Metropolitan Washington, D.C.	4,000	6,408	10,408
Dallas/Fort Worth	3,422	2,164	5,586
Chicago	2,944	94	3,038
Austin	1,673	556	2,229
San Francisco Bay Area	1,007	306	1,313
San Diego	1,138	181	1,319
Sacramento	566	955	1,521

Subtotal - Core Markets	14,750	10,664	25,414
Other Markets
Los Angeles	1,253	217	1,470
Houston	466	197	663
Denver	709	188	897
Suburban Detroit	242	3	245

Subtotal - Other Markets	2,670	605	3,275

Total - All Markets	17,420	11,269	28,689

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 23

Selected Property Data

As of March 31, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive (1)	Tysons Corner	1	75	100%	$29.26	5	Bearing Point (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	97%	$27.13	6	Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$27.06	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.37	3	Lewin Quintiles (102); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	95%	$28.23	28	World Travel Partners (22); Hewlett Packard (18)
4401 Fair Lakes Court	Fairfax	1	59	83%	$31.28	4	CC Pace Resources (35); Leonard Wolf (5)
6600 Rockledge Drive	Bethesda	1	156	100%	$31.89	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	59%	$28.34	32	BDO Seidman (34); Medtap (12)
8260 Greensboro (1)	Tysons Corner	1	40	55%	$26.10	21	DDL Omni Engineering (6); F Five Network (4)
8521 Leesburg Pike	Tysons Corner	1	151	25%	$27.77	6	Digital Focus (15); First Horizon (7)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$26.49	1	AMS (264)
Calverton Office Park	Beltsville	3	307	79%	$21.88	14	Verizon (101); FBI (53)
Campus Point	Reston	1	172	100%	$18.94	1	Verizon (172)
Fairmont Building	Bethesda	1	124	94%	$27.93	8	Chevy Chase Bank (60); Gallager (21)
Greenwood Cente	Fairfax	1	150	100%	$24.36	9	Mantech Int’l (60); Logicon (32)
Oakwood Center	Fairfax	1	128	98%	$23.34	15	Logicon (41); Oracle (38)
Park West at Dulles	Herndon	1	152	100%	$27.90	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$27.03	2	AT&T (167); Nat’l Captioning Institute (36)
Research Office Cente_	North Rockville	3	439	91%	$25.69	12	Aspen (208); BCE (85); Marriott (66)
Computer Associates (1)	Herndon	1	116	100%	$25.80	1	Computer Associates (116)
Willow Oaks I -III	Merrifield	3	569	78%	$21.36	10	Mobil (205); SRA (106)

Metro. Washington, D.C.		27	4,000	88%	$25.80	186

Bachman East & West	Preston Center	2	196	89%	$18.95	17	Prentiss Properties (44); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$22.59	40	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners
							Publishing (82); Voyager Indemnity (73); Cantey Hanger (59); SEC (51).
Cottonwood Office Cente_	Las Colinas	3	165	98%	$15.05	7	Liberty Mutual Life (122); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.59	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$14.74	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/Plano	1	99	100%	$17.48	1	Metro-Optix (99)
Park West C2	Las Colinas	1	349	96%	$26.22	14	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	75%	$21.31	19	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$18.91	1	Celanese (183)
Park West E2	Las Colinas	1	201	92%	$17.29	8	Sprint (144); GetThere.com (13)
Walnut Glen Tower	Central Expressway	1	464	89%	$21.49	37	AIG (155); Metro PCS (32)
WestPoint Office Property	Las Colinas	1	150	78%	$23.45	3	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		15	3,422	92%	$21.04	153

123 North Wacker	West Loop (Chicago CBD)	1	541	91%	$33.34	41	Morton Int’l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	141	77%	$21.43	2	Dade Behring (107); Prentiss (2)
1800 Sherman Avenue	North Suburbs	1	136	77%	$29.44	17	ZS Associates (43); Solucient (24)
701 Warrenville Road	East-West Tollway	1	67	100%	$26.37	8	T-Systems (42); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$22.77	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	322	43%	$22.46	21	Ipsco Enterprises (22); Alstom Power (19)
O’Hare Plaza II	O’Hare	1	236	82%	$26.84	20	T-6 Partners (45); Lincoln Financial (25)
One O’Hare Centre	O’Hare	1	380	74%	$26.56	31	First Union (34); Colliers, Bennett (28)
410 Warrenville	East-West Tollway	1	60	100%	$16.11	1	Ikon (60)
Corporate Lakes III (1)	East-West Tollway	1	63	100%	$25.97	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$28.52	1	Salton, Inc. (59)

Chicago		15	2,262	81%	$26.80	146

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 24

Selected Property Data

As of March 31, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$31.69	9	Health Net (66); CH2MHill (62)
The Ordway	Lake Merritt (Oakland CBD)	1	531	99%	$32.95	50	Kaiser FHP (259); Hansen Perm (51)
World Savings Center	Lake Merritt (Oakland CBD)	1	272	98%	$31.03	17	World Saving & Loan Assoc. (148); Burnham/Brown (48)

San Francisco Bay Area		3	1,007	98%	$32.18	76

Carlsbad Pacific Center I -II	Carlsbad	3	130	100%	$27.98	35	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	100%	$26.09	11	Ocwen Financial (11); UBS PaineWebber (10)
Del Mar Gateway	Del Mar	1	164	100%	$33.02	5	Brandes (123); US Bank (29)
Executive Center Del Ma_	Del Mar	2	113	100%	$30.70	16	LF Global (19); Oracle Corp. (16)
Plaza I & II	Carlsbad	2	89	91%	$26.93	20	Camp, Dresser & McKee (22); Mobile Systems (13)
The Campus	Carlsbad	1	45	100%	$24.56	11	Physical Rehab (6); Technology Associates (6)
Camino West Corporate Park(1)	Carlsbad	1	28	93%	$20.91	7	Verizon CA (9), Nat’l Search Assoc. (5)
Carlsbad Airport Plaza(1)	Carlsbad	1	32	81%	$25.02	14	Pacific Bonding Corp (8), Careercast, Inc. (4)
La Place Court(1)	Carlsbad	2	41	95%	$22.35	19	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Centre(1)	Carlsbad	2	62	97%	$27.11	12	The McGraw-Hill Company (16); Greystone Homes (10)
Pacific View Plaza(1)	Carlsbad	1	26	96%	$25.76	10	HI/FN (9); GMS Realty LLC (6)

San Diego		17	779	97%	$28.18	160

Barton Skyway I	Southwest Austin	1	195	98%	$27.31	11	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$28.98	3	Billing Concepts/Aptis (76); Landmark Graphics (62); Vignette (58)
Barton Skyway III	Southwest Austin	1	173	100%	$30.09	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$29.33	6	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin (1)	Northwest Austin	7	556	100%	$19.13	2	IBM (556)
Cielo Center	Southwest Austin	3	271	85%	$23.41	38	Partner’s Holdings (42); Arm Inc. (29)
Spyglass Point	Southwest Austin	1	59	100%	$26.89	5	Davis & Wilkerson (30); Keller Williams (15)

Austin		15	1,673	97%	$24.70	74

Natomas Corporate Center	South Natomas	6	566	88%	$23.46	43	Earthlink (68); CH2MHill (55)

Sacramento		6	566	88%	$23.46	43

Subtotal Office Properties in Core Markets		98	13,709	90%	$25.15	838

Office Properties in Other Markets
One Westchase Center	West Loop / Galeria	1	466	81%	$21.62	50	Duke Energy Trading Co. (65); Ranger Insurance Co. (40)

Houston		1	466	81%	$21.62	50

Carrara Place	Southeast Denver	1	234	98%	$17.39	8	Thomson Healthcare (123); American Medical Response (55)
Highland Court	Southeast Denver	1	93	74%	$19.01	11	Veco Engineering (28); TXU (21)
Orchard Place I & II	Southeast Denver	2	105	100%	$20.23	8	Security Title (49); GSA-DOD (19)
PacifiCare Building	Southeast Denver	1	198	79%	$20.13	3	PacfiCare (140); Investment Advisory (8)
Panorama Point	Southeast Denver	1	79	80%	$17.04	3	Western Stone (39); Stanley Consultants (20)

Denver		6	709	88%	$18.75	33

One Northwestern Plaza	Southfield	1	242	80%	$19.73	32	Watson Wyatt (65); Novell (12)

Suburban Detroit		1	242	80%	$19.73	32

Subtotal Office Properties in Other Markets		8	1,417	84%	$19.86	115

Total Office Properties		106	15,126	90%	$24.66	953

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 25

Selected Property Data

As of March 31, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	96%	$5.66	7	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	100%	$6.91	22	Nippon Express (499); Fujitsu-Ten (76)
San Diego		9	359	98%	$14.68	29	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		31	2,294	98%	$7.75	58

Total Industrial Properties		31	2,294	98%	$7.75	58

Total Operating Properties		137	17,420	91%		1,011

(1)	- Represents our pro-rata square footage of joint venture assets or our pro-rata share of rents.

(2)	- “Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3)	- Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 26

Summary of Financing

March 31, 2004

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
Collateralized Term Loan (1)	4	70,625	30-Sep-04	LIBOR + 1.375%		Amortizing
Walnut Glen Tower	1	33,432	1-Apr-05	6.92%		Amortizing
Burnett Plaza	1	66,000	9-Jul-05	LIBOR + 1.500%		Interest Only
Highland Court	1	4,456	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	7,005	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%		Interest Only
Corporetum Office Campus	5	24,597	1-Feb-09	7.02%		Amortizing
Natomas Corporate Center	6	35,949	1-Feb-09	7.02%		Amortizing
7101 Wisconsin Avenue	1	20,315	1-Apr-09	7.25%		Amortizing
Ordway	1	47,837	1-Aug-10	7.95%		Amortizing
1676 International (3)	1	10,995	30-Aug-10	7.68%		Amortizing
8260 Greensboro (3)	1	3,935	30-Aug-10	7.83%		Amortizing
World Savings Center	1	28,422	1-Nov-10	7.91%		Amortizing
Park West C2	1	33,339	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	39,583	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	22,175	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (3)	7	68,470	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,828	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	26,061	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,760	1-Jun-13	7.41%		Amortizing

Total Properties Encumbered	78	810,884
Unsecured Financing
Line of Credit	N/A	118,500	19-Feb-07	LIBOR + 1.250%
Unsecured Term Loan - Commerz	N/A	75,000	15-Mar-09	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - I	N/A	100,000	22-May-08	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - II	N/A	13,950	15-Jul-09	7.46%

Total Financing/Weighted Average Rate		$1,118,334		6.60	% (4)

Total Real Estate Buildings						137

Percent of Total Real Estate Book Value Encumbered						54%

Counterparty	Notional Amount	Maturity	Fixed Rate Paid(7)	Fair Value (000s)
Societe Generale	50,000	30-Sep-04	6.253%	$(1,295)
Bank of America	60,000	30-Sep-04	6.248%	(1,553)
Commerzbank	25,000	10-Jul-05	4.345%	(939)
SunTrust	15,000	10-Jul-05	4.345%	(563)
Fleet National Bank	20,000	1-Mar-06	5.985%	(1,616)
EuroHypo	30,000	1-Mar-06	5.990%	(2,426)
SunTrust	50,000	1-Aug-07	2.270%	308
Bank of Montreal	25,000	1-Aug-07	2.277%	149
Bank of America (6)	30,000	30-Sep-08	3.857%	(809)
PNC Bank (6)	30,000	1-Oct-08	3.819%	(765)
Bank of America (6)	20,000	1-Oct-08	3.819%	(510)
Union Bank of California (6)	30,000	1-Oct-09	3.443%	18

Variable to Fixed Interest Rate Swaps (5)	$385,000			$(10,001)

(1) -	The Term Loan is collateralized by the following four properties: Willow Oaks I & II (two properties), 8521 Leesburg Pike and IBM Call Center.

(2) -	The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(3) -	Represents our pro-rata share of joint venture debt.

(4) -	Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(5) -	Represents the amount of variable rate debt converted to fixed rate debt.

(6) -	Effective date is 10/1/2004.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 27

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

[GRAPHIC]

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $3.08 at March 31, 2004 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $2.58, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRYand RA) which would now be worth $2.65.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	1Q04
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	13.6%
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	12.0%
Peer Grp	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	.2%	32.8%	11.5%
Average

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	1Q04
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$3.08
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$2.58
Peer Grp	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.65
Average

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $36.90 per share as of March 31, 2004 and was $33.25 as of the close on April 13, 2004. Based on the March 31, 2004 and the April 13, 2004, closing prices, our dividend represents a yield of approximately 6.1% and 6.7%, respectively.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 28

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (as defined above) excluding (adding back) the impact of impairment losses recorded within income from discontinued operations. For real estate companies, an impairment loss, recorded within income from discontinued operations, represents an impairment loss recognized on a property held for sale, and is calculated as the difference between the fair market value of the property, less cost to sell, and the carrying amount of the property, in accordance with Statement of Financial Accounting Standards No. 144 (SFAS No. 144). We believe that Adjusted FFO is helpful to investors and our management as a measure of our operating performance because it excludes these impairment losses that would otherwise have been classified as losses on the sale of real estate, had the property not qualified as held for sale in a period prior to its disposition. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 29

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 30

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally onetime payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and		1st Quarter 2004
Financial Data	Prentiss Properties Trust	Page 31

INVESTOR INFORMATION

RESEARCH COVERAGE

•	AG EDWARDS

Dave AuBuchon

314.955.5452

•	CITIGROUP

Jon Litt

212.816.0231

Gary Boston

212.816.1383

•	DEUTSCHE BANK

Lou Taylor

212.469.4912

Dennis Maloney

212.469.6799

•	FRIEDMAN, BILLINGS, RAMSEY & CO. INC.

David Loeb

703.469.1289

Gustavo Sarago

703.469.1042

•	GREEN STREET ADVISORS

John Lutzius

949.640.8780

•	LEHMAN BROTHERS

David Shulman

212.526.3413

David Harris

212.526.1790

•	MCDONALD INVESTMENTS

Frank Greywitt

216.443.4795

•	PRUDENTIAL SECURITIES

Jim Sullivan

212.778.2515

Jamie Feldman

212.778.1724

•	RAYMOND JAMES

Paul Puryear

727.573.3800

x 32253

Bill Crow

727.573.8963

•	UBS WARBURG

Keith Mills

212.713.3098

John Kim

212.713.9721

[GRAPHIC]

3890 West Northwest Highway, Suite 400

Dallas, Texas 75220

214.654.0886

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.